EXHIBIT 10.97

INSIGNIA SOLUTIONS PLC
41300 Christy Street
Fremont, CA 94538
Telephone: 510-360-3700
Facsimile: 510-360-3701

May 17, 2005

Fusion Capital Fund II, LLC
222 Merchandise Mart Plaza
Suite 9-112
Chicago, Illinois 60654

Re: Securities Subscription Agreement Dated as of February 10, 2005

Gentlemen:

This letter is being delivered to confirm our understanding with respect to certain issues under that certain Securities Subscription Agreement, dated as of February 10, 2005 (the “Subscription Agreement”), by and between INSIGNIA SOLUTIONS PLC, a company incorporated under the laws of England and Wales (the “Company”) and FUSION CAPITAL FUND II, LLC (“Fusion”), pursuant to which the Company has agreed to issue to Fusion the Ordinary Shares, 20 pence nominal value per share, of the Company represented by American Depository Shares (“ADSs”) in an amount up to Twelve Million Dollars ($12,000,000) in accordance with the terms of the Subscription Agreement. All capitalized terms used in this letter that are not defined in this letter shall have the meanings set forth in the Subscription Agreement.

Fusion and the Company hereby agree that the Company shall have until June 30, 2005 to file the registration statement referenced in Section 4(a) and that the June 30, 2005 date referred to in Section 11 shall be deemed to be August 31, 2005. As consideration to Fusion for these changes, the Company agrees to amend the exercise price on the warrant issued to Fusion on February 10, 2005 for 2,000,000 ADSs which originally had an exercise price of “ the greater of the US Dollar equivalent of 20.5 UK pence or US$0.60” to “the greater of the US Dollar equivalent of 20.5 UK pence or US$0.40.” The provisions set forth in Section 11 of the Subscription Agreement are hereby incorporated by reference herein.

INSIGNIA SOLUTIONS PLC

By:     /s/ Mark McMillan
Name: Mark McMillan
Title: Chief Executive Officer

FUSION CAPITAL FUND II, LLC
BY: FUSION CAPITAL PARTNERS, LLC
BY: SGM HOLDINGS CORP.

By:     /s/ Steven G. Martin
Name: Steven G. Martin
Title: President